UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2011

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers.

A.

Amended and Restated Employment Agreements with Donald A. Brennan and John

M. Worthington

On January 5, 2011, Kohl’s Corporation (the “Company”) entered into an Amended and Restated Employment Agreement with both Messrs. Brennan and Worthington which were effective as of December 1, 2010.

The amended and restated agreements are substantially similar to the form of amended and restated agreements to which Messrs. Brennan and Worthington were previously party, except for certain updates and modifications, including updating their titles to Chief Merchandising Officer and Chief Administrative Officer, respectively, and addressing issues regarding post-employment healthcare benefits.

B.

Employment Agreements with Peggy Eskenasi and Wesley S. McDonald

On January 5, 2011, the Company entered into Employment Agreements with Ms. Eskenasi and Mr. McDonald which were effective as of December 1, 2010.  The Employment Agreements set forth the terms of their employment, including the following:

•

the term of each agreement is three years, extended on a daily basis until either party notifies the other that the term shall no longer be so extended;

•

Ms. Eskenasi’s and Mr. McDonald’s annual salary shall be $800,000, subject to adjustment from time to time as determined by the Company’s Board of Directors;

•

each executive shall be eligible for participation in health plans, incentive plans, and other benefit plans and perquisites as we may establish for senior executives from time to time; and

•

the employment agreements specify the Company’s and the executives’ respective rights and obligations upon a voluntary or involuntary termination of the executives’ employment, including any termination following a change of control.

The foregoing descriptions of the Amended and Restated Employment Agreements and the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are attached as exhibits to this filing and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Donald A. Brennan effective as of December 1, 2010
10.2	Amended and Restated Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and John M. Worthington effective as of December 1, 2010
10.3	Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Peggy Eskenasi effective as of December 1, 2010
10.4	Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Wesley S. McDonald effective as of December 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2011

KOHL’S CORPORATION

By:

/s/ Richard D. Schepp

Richard D. Schepp

Executive Vice President

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Donald A. Brennan effective as of December 1, 2010
10.2	Amended and Restated Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and John M. Worthington effective as of December 1, 2010
10.3	Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Peggy Eskenasi effective as of December 1, 2010
10.4	Employment Agreement between Kohl’s Department Stores, Inc. and Kohl’s Corporation and Wesley S. McDonald effective as of December 1, 2010

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